                                                                      Exhibit 18

                                 ACKNOWLEDGMENT

                          TO THE STOCKHOLDERS AGREEMENT

      This ACKNOWLEDGMENT (this "Acknowledgment") to the Stockholders Agreement, dated as of March 19, 2004 (the "Original Agreement"), by and among each of the holders of Cablevision NY Group Class B common stock ("Class B Common Stock") of Cablevision Systems Corporation, a Delaware corporation ("Cablevision"), listed on Schedule A, annexed thereto (each, a "Class B Stockholder", and collectively, the "Class B Stockholders"), is entered into as of April 25, 2005, by and among the Class B Stockholders and David M. Dolan, as Trustee of the Charles F. Dolan 2001 Family Trust (the "2001 Family Trust"). Capitalized terms used and not defined herein shall have the meanings given to such terms in the Original Agreement.

                              W I T N E S S E T H:

      WHEREAS, Helen A. Dolan resigned as Trustee of the 2001 Family Trust, pursuant to the Resignation of Trustee, dated as of March 23, 2005;


      WHEREAS, Charles F. Dolan appointed David M. Dolan to be a successor co-Trustee of the 2001 Family Trust, pursuant to the Designation of Successor Trustee, dated as of March 23, 2005;


      WHEREAS, David M. Dolan accepted appointment as a successor co-Trustee of the 2001 Family Trust, pursuant to the Acceptance of Appointment of Successor Trustee, dated as of April 25, 2005;


      WHEREAS, the Class B Stockholders wish to acknowledge that Helen A. Dolan is no longer a signatory as a Trustee of the 2001 Family Trust and to acknowledge that David M. Dolan is a signatory to the Original Agreement, in his capacity as a Trustee of the 2001 Family Trust;

      NOW THEREFORE, in consideration of the premises and of the mutual promises and agreement contained herein, the parties hereto, agree as follows:

      Section 1. Acknowledgment of Successor Trustees. The Class B Stockholders hereby acknowledge that David M. Dolan has become a Trustee of the 2001 Family Trust as listed in the recitals above, and as such, shall be a signatory to the Original Agreement in his capacity as a Trustee on behalf of the 2001 Family Trust.

      Section 2. Amendment to Schedule. Schedule A to the Original Agreement is hereby amended and restated respectively in the form of Schedule A attached hereto.

      Section 3. Original Agreement Ratified. The Original Agreement is in all respects ratified and confirmed, and this Acknowledgment shall be deemed part of the Original Agreement in the manner and to the extent herein and therein provided.

      Section 4. Governing Law. This Acknowledgment shall be governed and construed according to the laws of the State of New York, without regard to its rules for conflicts of laws.

      Section 5. Counterparts; Section Headings. This Acknowledgment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together can constitute one and the same instrument. The headings and titles herein are for convenience of reference only and are to be ignored in any construction of the provisions hereof.


                  [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, this Acknowledgment has been executed by each of the parties hereto, and shall be effective as of the date first above written.

                                         /s/ Charles F. Dolan
                                    ----------------------------------------
                                    CHARLES F. DOLAN, individually, and as
                                    Trustee of the Charles F. Dolan 2004
                                    Grantor Retained Annuity Trust



                                    DOLAN FAMILY LLC

                                    By   /s/ Edward C. Atwood
                                    ----------------------------------------
                                        Name: Edward C. Atwood
                                        Title: Manager




                                         /s/ Kathleen M. Dolan
                                    ----------------------------------------
                                    KATHLEEN M. DOLAN, individually, and as a
                                    Trustee of the Dolan Descendants Trust,
                                    the Dolan Grandchildren Trust,
                                    the Dolan Spouse Trust, the Dolan Progeny
                                    Trust, the D.C. Kathleen Trust and CFD
                                    Trust No. 1

                                         /s/ Deborah A. Dolan-Sweeney
                                    ----------------------------------------
                                    DEBORAH A. DOLAN-SWEENEY, individually,
                                    and as a Trustee of the Dolan Descendants
                                    Trust, the Dolan Grandchildren Trust,
                                    the Dolan Spouse Trust, the Dolan Progeny
                                    Trust, the D.C. Deborah Trust and CFD
                                    Trust No. 2



                                         /s/Marianne Dolan Weber
                                    ----------------------------------------
                                    MARIANNE DOLAN WEBER, individually, and
                                    as a Trustee of the Dolan Descendants
                                    Trust, the Dolan Grandchildren Trust,
                                    the Dolan Spouse Trust, the Dolan Progeny
                                    Trust, the D.C. Marianne Trust and CFD
                                    Trust No. 3



                                         /s/ Patrick F. Dolan
                                    ----------------------------------------
                                    PATRICK F. DOLAN, individually, and as a
                                    Trustee of the D.C. Patrick Trust, the
                                    Tara Dolan 1989 Trust and CFD Trust No. 4



                                         /s/ Thomas C. Dolan
                                    --------------------------------------
                                    THOMAS C. DOLAN, individually, and as a
                                    Trustee of the D.C. Thomas Trust and CFD
                                    Trust No. 5

                                         /s/ James L. Dolan
                                    ----------------------------------------
                                    JAMES L. DOLAN, individually, and as a
                                    Trustee of the D.C. James Trust and as
                                    Trustee of the Marissa Waller 1989 Trust,
                                    the Charles Dolan 1989 Trust, the Ryan
                                    Dolan 1989 Trust and CFD Trust No. 6





                                         /s/ Paul J. Dolan
                                    ----------------------------------------
                                    PAUL J. DOLAN, not individually, but
                                    solely as a Trustee of Dolan Descendants
                                    Trust, the Dolan Grandchildren Trust,
                                    the Dolan Spouse Trust, the Dolan Progeny
                                    Trust, the D.C. Kathleen Trust, the D.C.
                                    James Trust, the CFD Trust # 10 and CFD
                                    Trust Nos. 1 and 6





                                         /s/ Mary S. Dolan
                                    ----------------------------------------
                                    MARY S. DOLAN, not individually, but
                                    solely as a Trustee of the D.C. Deborah
                                    Trust, the D.C. Patrick Trust, and CFD
                                    Trust Nos. 2 and 4



                                         /s/ Matthew J. Dolan
                                    -------------------------------------
                                    MATTHEW J. DOLAN, not individually, but
                                    solely as a Trustee of the D.C. Marianne
                                    Trust, the D.C. Thomas Trust, and CFD
                                    Trust Nos. 3 and 5

                                         /s/ David M. Dolan
                                    ----------------------------------------
                                    DAVID M. DOLAN, not individually, but
                                    solely as a Trustee of the Charles F.
                                    Dolan 2001 Family Trust



                                         /s/ Helen A. Dolan
                                    ----------------------------------------
                                    HELEN A. DOLAN, individually

                                         /s/ Lawrence J. Dolan
                                    ----------------------------------------
                                    LAWRENCE J. DOLAN, not individually, but
                                    solely as a Trustee of the Charles F.
                                    Dolan 2001 Family Trust

                                   SCHEDULE A

STOCKHOLDER                                 SHARES OF CLASS B COMMON STOCK
-----------                                 ------------------------------
Charles F. Dolan                            24,991,398

Dolan Family LLC                            7,977,325

Dolan Descendants Trust                     37,493
      Trustees: Kathleen M. Dolan
                Deborah A. Dolan-Sweeney
                Marianne Dolan Weber
                Paul J. Dolan

Dolan Progeny Trust                         19,145
      Trustees: Kathleen M. Dolan
                Deborah A. Dolan-Sweeney
                Marianne Dolan Weber
                Paul J. Dolan

Dolan Grandchildren Trust                   26,325
      Trustees: Kathleen M. Dolan
                Deborah A. Dolan-Sweeney
                Marianne Dolan Weber

Paul J. Dolan

Dolan Spouse Trust                          3,637
      Trustees: Kathleen M. Dolan
                Deborah A. Dolan-Sweeney
                Marianne Dolan Weber
                Paul J. Dolan

D.C. Kathleen Trust                         1,934,443
      Trustees: Kathleen M. Dolan
                Paul J. Dolan

D.C. Deborah Trust                          1,934,443
      Trustees: Deborah A. Dolan-Sweeney
                Mary S. Dolan

STOCKHOLDER                                 SHARES OF CLASS B COMMON STOCK
-----------                                 ------------------------------
D.C. Marianne Trust                         1,878,085
      Trustees: Marianne Dolan Weber
                Matthew J. Dolan

D.C. Patrick Trust                          1,878,085
      Trustees: Patrick F. Dolan
                Mary S. Dolan

D.C. Thomas Trust                           1,934,443
      Trustees: Thomas C. Dolan
                Matthew J. Dolan

D.C. James Trust                            1,934,443
      Trustees: James L. Dolan
                Paul J. Dolan

CFD Trust No. 1                             1,741,481
      Trustees: Kathleen M. Dolan
                Paul J. Dolan

CFD Trust No. 2                             1,741,481
      Trustees: Deborah A. Dolan-Sweeney
                Mary Dolan

CFD Trust No. 3                             1,685,123
      Trustees: Marianne Dolan Weber
                Matt Dolan

CFD Trust No. 4                             1,665,978
      Trustees: Patrick F. Dolan
                Mary Dolan

CFD Trust No. 5                             1,773,391
      Trustees: Thomas C. Dolan
                Matt Dolan

CFD Trust No. 6                             1,773,391
      Trustees: James L. Dolan
                Paul J. Dolan

CFD Trust # 10                              596,423
      Trustee: Paul J. Dolan

STOCKHOLDER                                 SHARES OF CLASS B COMMON STOCK
-----------                                 ------------------------------
Tara Dolan 1989 Trust                       60,627
      Trustee: Patrick F. Dolan

Marissa Waller 1989 Trust                   60,627
      Trustee: James L. Dolan

Charles Dolan 1989 Trust                    60,627
      Trustee: James L. Dolan

Ryan Dolan 1989 Trust                       60,627
      Trustee: James L. Dolan

Charles F. Dolan 2001 Family Trust          5,945,196
      Trustees: Lawrence J. Dolan
                David M. Dolan

Charles F. Dolan 2004 Grantor Retained      5,500,000
Annuity Trust
      Trustee: Charles F. Dolan